UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2024

The Crypto Company

(Exact name of registrant as specified in its charter)

Nevada	000-55726	46-4212105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23823 Malibu Road, #50477, Malibu, CA	90265
(Address of principal executive offices)	(Zip Code)

(424) 228-9955

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

AJB Securities Purchase Agreement, Note, and Security Agreement

The Crypto Company (the “Company”) borrowed funds pursuant to the terms of a Securities Purchase Agreement (the “AJB SPA”) entered into with AJB Capital Investments, LLC (“AJB”), and issued a Promissory Note in the principal amount of $53,000 (the “AJB Note”) to AJB in a private transaction for a purchase price of $45,050, each entered into on February 23, 2024. In connection with the sale of the AJB Note, the Company also paid certain fees and expenses of AJB. After payment of the fees and expenses, the net proceeds to the Company were $40,050, which will be used for working capital, to fund potential acquisitions or other forms of strategic relationships, and other general corporate purposes.

The maturity date of the AJB Note is August 20, 2024. The AJB Note bears no interest on the principal except for default interest, if any. The Company may prepay the AJB Note at any time without penalty. Under the terms of the AJB Note, the Company may not issue additional debt that is not subordinate to AJB, must comply with the Company’s reporting requirements under the Securities Exchange Act of 1934, and must maintain the listing of the Company’s common stock on the OTC Market or other exchange, among other restrictions and requirements. The Company’s failure to make required payments under the AJB Note or to comply with any of these covenants, among other matters, would constitute an event of default. Upon an event of default under the AJB SPA or AJB Note, the AJB Note will bear interest at the lesser of (i) 18% per annum or (ii) the maximum amount permitted under the law, AJB may immediately accelerate the AJB Note due date, AJB may convert the amount outstanding under the AJB Note into shares of Company common stock at a discount to the market price of the stock, and AJB will be entitled to its costs of collection, among other penalties and remedies.

The Company provided various representations, warranties, and covenants to AJB in the AJB SPA. The Company’s breach of any representation or warranty, or failure to comply with the covenants would constitute an event of default.

The Company also entered into a Security Agreement with AJB pursuant to which the Company granted to AJB a security interest in substantially all of the Company’s assets to secure the Company’ obligations under the AJB SPA and AJB Note.

The foregoing descriptions of the AJB SPA, AJB Note, and Security Agreement do not purport to be complete and are qualified in their entirety by the full text of the forms of the AJB SPA, AJB Note, and Security Agreement which will be filed as exhibits to a subsequent current, quarterly, or annual report to be filed by the Company.

The offer and sale of the AJB Note was made in a private transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), in reliance on exemptions afforded by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder.

License Agreement

On February 23, 2024, the Company entered into a License Agreement (“License Agreement”) with AllFi Holdings LLC, a Wyoming limited liability company (“AllFi Holdings”), pursuant to which the Company grants to AllFi Holdings an exclusive license to utilize the Assigned IP (as defined in the License Agreement) associated with the utilization of the AllFi Brand.

In consideration of the license granted under the License Agreement, AllFi Holdings will remit royalty payments to the Company for the utilization of the Assigned IP in accordance with the terms of the License Agreement.

The Company and AllFi Holdings have made customary representations, warranties, and covenants in the License Agreement.

The above description of the License Agreement does not purport to be complete and is qualified in its entirety by the full text of such License Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Voluntary Mutual Termination and Release Agreement

In conjunction with the License Agreement, on February 23, 2024, the Company entered into a Voluntary Mutual Termination and Release Agreement (“Termination Agreement”) with TelBill, LLC, a Texas limited liability company (“TelBill”), pursuant to which the Company and TelBill agreed to terminate that certain Code Licensing Commercial Agreement dated August 29, 2023 (the “Code Licensing Agreement”).

The Company and TelBill have made customary representations, warranties, and covenants in the Termination Agreement.

The above description of the Termination Agreement does not purport to be complete and is qualified in its entirety by the full text of such Termination Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On February 29, 2024, the Company issued a press release announcing that its subsidiary, AllFi Technologies, Inc. entered into a License Agreement with AllFi Holdings LLC for utilization of the AllFi brand. A copy of the press release is furnished herewith as Exhibit 99.1 to this report.

The information furnished in this Current Report on Form 8-K under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	License Agreement with AllFi Holdings LLC
10.2	Voluntary Mutual Termination and Release Agreement with TelBill, LLC
99.1	Press Release of The Crypto Company, dated February 29, 2024 (furnished herewith)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CRYPTO COMPANY
Date: February 29, 2024
	By:	/s/ Ron Levy
	Name:	Ron Levy
	Title:	Chief Executive Officer, Chief Operating Officer and Secretary